WELLS FARGO FUNDS TRUST

Income Fund
Limited Term Government Income Fund
Stable Income Fund
Class A and Class B

Income Plus Fund
Intermediate Government Income Fund
Class A, Class B, Class C

Income Fund
Intermediate Government Income Fund
Limited Term Government Income Fund
Stable Income Fund
Institutional Class

Amendment dated February 5, 2003 to the Prospectus
for the Class A, Class B and Class C shares
dated October 1, 2002, as supplemented February 5, 2003
and to the Prospectus for the Institutional Class shares dated October 1, 2002

This amendment contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust affecting the above referenced funds (the "Funds"). At its November 5, 2002 regular meeting, the Board approved changes to certain of the Funds' non-fundamental investment policies. These changes will be effective 60 days from the date of this amendment, or such later time as Fund management deems appropriate.

The resulting changes to the Prospectuses for the Funds are described below:

           1.     The "Income Funds Overview - Principal Strategies" sub-sections for the Intermediate Government Income Fund and the Limited Term Government Income Fund are supplemented with the following:

We also may invest in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations.

            2.    The phrase "substantially all of the Fund's total assets" is deleted from the "Income Funds Overview - Principal Strategies" sub-sections for the Limited Term Government Income Fund and the term "substantially" is deleted from the "Investment Strategies" sections for the Limited Term Government Income Fund.

            3.    The third bullet point described in the "Permitted Investments" sections for the Income Fund is replaced and the sections are further supplemented with the following:

-    up to 50% of total assets in mortgage-backed securities and up to 35% of total assets in other asset-backed securities;

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

            4.    The "Permitted Investments" section for the Income Plus Fund is supplemented with the following:

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

            5.    The "Permitted Investments" sections for the Intermediate Government Income Fund and the Limited Term Government Income Fund are replaced with the following:

Under normal circumstances, we invest:

-    at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

-    up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

-    up to 20% of the Fund's assets in other asset-backed securities; and

-    up to 10% of total assets in stripped treasury securities, including zero coupon securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by an NRSRO or, if unrated, are determined by us to be of comparable quality.

We may use options, swap agreements, interest rate caps, floors, collars, and futures contracts to manage risk. We also may use options to enhance return.

            6.    The third bullet point described in the "Permitted Investments" sections for the Stable Income Fund is replaced and the sections are further supplemented with the following:
-    up to 35% of total assets in asset-backed securities, other than mortgage-backed securities;

-    up to 10% of total assets in fixed or variable rate U.S. dollar-denominated debt securities of foreign issuers;

            7.    The word "Certain" in the sixth bullet point described in the "Additional Strategies and General Investment Risks" section of the prospectus covering Classes A, B & C is replaced with the word "The."